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                                                                 Exhibit 23.2

                       CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the St. Paul Bancorp, Inc. Employee Incentive Plan of our report dated January 17, 1997, with respect to the consolidated financial statements of St. Paul Bancorp, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.



                                                            /s/ERNST & YOUNG LLP
                                                            --------------------
                                                               Ernst & Young LLP



July 10, 1997
Chicago, Illinois